Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ Angela Ahrendts
Angela Ahrendts

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ John R. Alchin
John R. Alchin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ Arnold H. Aronson
Arnold H. Aronson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ Frank A. Bennack, Jr.
Frank A. Bennack, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ Dr. Joyce F. Brown
Dr. Joyce F. Brown

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ Joel L. Fleishman
Joel L. Fleishman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ Michael A. George
Michael A. George

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ Hubert Joly
Hubert Joly

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ Linda Findley Kozlowski
Linda Findley Kozlowski

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ Judith A McHale
Judith A McHale

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Avery S. Fischer and Jane Hamilton Nielsen, acting singly, his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

(i)

act on, sign and file with the Securities and Exchange Commission the Registration Statement on Form S-3 of the registrant (the “Registration Statement”) any and all amendments (including post-effective amendments) to the Registration Statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto;

(ii)	act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith;

(iii)

act on and file any supplement to any prospectus included in the Registration Statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and

(iv)

take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 2, 2018.

/s/ Robert C. Wright
Robert C. Wright